                                                                     EXHIBIT 4.1

                      [LOGO OF CENTILLIUM COMMUNICATIONS]
NUMBER                                                               SHARES
CTL
                                 COMMON STOCK
                         INCORPORATED UNDER THE LAWS
                           OF THE STATE OF DELAWARE

  THIS CERTIFICATE IS TRANSFERABLE                    CUSIP 152319 10 9
IN NEW YORK, NY AND RIDGEFIELD PARK, NJ     SEE REVERSE FOR CERTAIN DEFINITIONS


  THIS IS TO CERTIFY THAT



  is the owner of

    fully paid and non-assessable shares, $.001 par value, of COMMON STOCK, of

========================CENTILLIUM COMMUNICATIONS, INC.========================

(hereinafter called the "Corporation"), transferable on the books of the Corporation in person, or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by a Registrar.
    WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:


             [CORPORATE SEAL OF CENTILLIUM COMMUNICATIONS, INC.]


/s/ Arthur Schneiderman                                 /s/ Faraj Aalaei
SECRETARY                                             CHIEF EXECUTIVE OFFICER


                                                COUNTERSIGNED AND REGISTERED:
                                     CHASEMELLON SHAREHOLDER SERVICES, L.L.C.


                                                               TRANSFER AGENT
                                                                AND REGISTRAR
                                                     BY
                                                         AUTHORIZED SIGNATURE


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                           [REVERSE OF CERTIFICATE]

                        CENTILLIUM COMMUNICATIONS, INC.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:



TEN COM - as tenants in common                         UNIF GIFT MIN ACT - _______Custodian_____________
TEN ENT - as tenants by the entireties                                     (Cust)             (Minor)
JT TEN  - as joint tenants with right                                       under Uniform Gifts to Minors
          of survivorship and not as tenants                                Act________________
          in common                                                                (State)


    Additional abbreviations may also be used though not in the above list.

     For value received, _____________ hereby sell, assign and transfer unto

_______________________________________

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
_______________________________________


__________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_____________________________________________________________________________

_____________________________________________________________________________

____________________________________________________________________ Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

____________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated_______________________________


                               ________________________________________________
                        NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                                CORRESPOND WITH THE NAME AS WRITTEN UPON THE
                                FACE OF THE CERTIFICATE IN EVERY PARTICULAR,
                                WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature Guaranteed:




By_____________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCK-
BROKERS, SAVINGS AND LOAN ASSOCIATIONS AND
CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED
SIGNATURE GUARANTEE MEDALLION PROGRAM). PURSUANT
TO S.E.C. RULE 17Ad-15.